UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2012

BRISTOW GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31617	72-0679819
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2103 City West Blvd. 4th Floor Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 267-7600

Former Name or Former Address, if Changed Since Last Report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual meeting of the stockholders of Bristow Group, Inc. (the “Company”) was held on August 1, 2012. The matters voted on at the meeting were as stated below.

For the election of directors, all nominees were approved for a subsequent one-year term. The results were as follows:

Nominee	For	Withheld
Thomas N. Amonett	29,184,222	812,249

Stephen J. Cannon	29,605,161	391,310

William E. Chiles	29,894,616	101,855

Michael A. Flick	29,185,610	810,861

Lori A. Gobillot	29,908,679	87,792

Ian A. Godden	29,605,140	391,331

Stephen A. King	22,521,937	7,474,534

Thomas C. Knudson	29,899,663	96,808

Mathew Masters	29,480,107	516,364

Bruce H. Stover	29,485,628	510,843

Proposal to approve on an advisory basis the Company’s executive compensation. The results were as follows:

For	Against	Abstain	Broker Non-Vote
26,600,985	3,364,014	31,472	0

Proposal to approve and ratify the selection of KPMG LLP as the Company’s independent auditors for the fiscal year ending March 31, 2013. The results were as follows:

For	Against	Abstain	Broker Non-Vote
28,313,151	2,559,482	8,247	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOW GROUP, INC.

By:	/s/ Chip Earle

Chip Earle
Senior Vice President and General Counsel, Corporate Secretary

Date: August 7, 2012

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